Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO)

CHINA AUTOMOTIVE SYSTEMS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Automotive Systems, Inc., the “Company,” on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof, the “Report,” I, Qizhou Wu, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2025	By:	/s/ Qizhou Wu
Qizhou Wu
Chief Executive Officer